UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2018
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Cimpress N.V.
(Exact Name of Registrant as Specified in Its Charter)
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The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hudsonweg 8
Venlo	5928 LW
The Netherlands	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: 31-77-850-7700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12.b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure
Cimpress N.V. (the “Company”) values having the flexibility to allocate capital to what it believes to be attractive investments and seeks to maintain disciplined return requirements for its potential uses of capital, including mergers and acquisitions, organic investment and share repurchases, consistent with its communicated capital allocation philosophy. The Company’s financial policy has recently evolved, as the Company is now a far more diverse company across many dimensions including customer segments, geographies, product categories, brands, and customer acquisition channels than when it established its financial policy four years ago. Under this revised policy, the Company no longer has a specified leverage target and, as has been demonstrated during the last two fiscal years, is willing to take leverage up for the right investments, and bring leverage down when such opportunities are not available or other constraints exist. Leverage will continue to be guided by the Company's capital allocation opportunities and balanced by its debt guardrails and desire for building capacity for future opportunities.
The information in this Item 7.01 is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor is it incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 8.01.    Other Events
Private offering of senior notes
On May 29, 2018, the Company issued a press release announcing the launch of an offering of senior notes due 2026. A copy of the press release is attached hereto as Exhibit 99.1.

Redemption of 7.0% Senior Notes due 2022
The Company is also issuing on the date hereof a notice of redemption of its 7.0% Senior Notes due 2022, which is subject to completion of the senior notes offering.

Item 9.01.    Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated May 29, 2018 entitled “Cimpress Announces Offering of $400.0 Million of Senior Notes Due 2026”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 29, 2018        Cimpress N.V.

By:	/s/ Sean E. Quinn
Sean E. Quinn
Executive Vice President and Chief Financial Officer